Oppenheimer LIMITED-TERM GOVERNMENT fund

Supplement Dated May 20, 2011 to the

Prospectus Dated January 28, 2011

This supplement amends the Prospectus of Oppenheimer Limited-Term Government Fund (the “Fund”), dated January 28, 2011, as follows:

1.	The table provided in the section titled “Fees and Expenses of the Fund,” on page 3, is replaced as follows:

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class N	Class Y
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	3.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None	4%	1%	1%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class N	Class Y
Management Fees	0.41%	0.41%	0.41%	0.41%	0.41%
Distribution and/or Service (12b-1) Fees	0.24%	1.00%	1.00%	0.49%	None
Other Expenses	0.20%	0.44%	0.18%	0.30%	0.10%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.86%	1.86%	1.60%	1.21%	0.52%
Waivers and/or reimbursements*	(0.06%)	(0.26%)	0.00%	(0.11%)	(0.02%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.80%	1.60%	1.60%	1.10%	0.50%

*The Fund’s Manager has voluntarily agreed to waive fees and/or reimburse certain expenses so that total annual fund operating expenses will not exceed 0.80% for Class A shares, 1.60% for Class B shares, 1.60% for Class C shares, 1.10% for Class N shares and 0.50% for Class Y shares. The Manager has also voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund. The Fund’s transfer agent has voluntarily agreed to limit its fees for all classes to 0.35% of average annual net assets per class. Each of these expense limitations may be amended or withdrawn after one year from the date of this prospectus.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$429	$610	$806	$1,373	$429	$610	$806	$1,373
Class B	$564	$764	$1,090	$1,666	$164	$564	$990	$1,666
Class C	$264	$509	$878	$1,915	$164	$509	$878	$1,915
Class N	$213	$375	$658	$1,465	$113	$375	$658	$1,465
Class Y	$51	$165	$289	$652	$51	$165	$289	$652

2.	The fourth paragraph in the section titled “Advisory Fees,” on page 11, is replaced as follows:

     After all applicable waivers, reimbursements and the expense limitation were applied, the actual total annual fund operating expenses for the fiscal year ended September 30, 2010 were 0.71% for Class A, 1.46% for Class B and Class C, 0.96% for Class N and 0.46% for Class Y. The Fund’s management fee and other annual operating expenses may vary in future years.

May 20, 2011               PS0855.044